Exhibit 10.1

EXECUTION COPY

COMMITMENT INCREASE AGREEMENT AND ASSIGNMENT

This Commitment Increase Agreement and Assignment (this “Agreement”) is made as of the 21st day of July, 2008. Reference is made to that certain Fifth Amended and Restated Revolving Credit Agreement, dated as of August 3, 2006, among Boston Properties Limited Partnership, a Delaware limited partnership (the “Borrower”), JPMorgan Chase Bank, N.A. (“JPChase”), Bank of America, N.A. (“BOA”) and the other lending institutions listed on Schedule 1 thereto (the “Banks”), BOA, as Administrative Agent (the “Administrative Agent”), JPChase, as Syndication Agent, Eurohypo AG, New York Branch, KeyBank National Association and Wells Fargo Bank, National Association, as Co-Documentation Agents, and The Bank of New York, Citicorp North America, Inc., RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts, Deutsche Bank Trust Company Americas and PNC Bank, National Association, as Co-Managing Agents (as amended, the “Credit Agreement”).

WHEREAS, Section 2.10 of the Credit Agreement provides that the Borrower may request that the Total Commitment be increased to a Total Commitment of up to $1,000,000,000;

WHEREAS, the Borrower has requested that the Total Commitment be increased by $76,700,000 (the “Increase”) to $1,000,000,000;

WHEREAS, TD Bank, N.A. and The Bank of Nova Scotia (the “New Lenders”) have each agreed to provide new Commitments to the Borrower in connection with the Increase and to become parties to the Credit Agreement on the terms set forth herein (the Assigning Lenders, the New Lenders, the Increase Lender and each other financial institution which is a party to the Credit Agreement immediately prior to the effectiveness hereof are referred to collectively herein as the “Banks”);

WHEREAS, Union Bank of California, N.A. (the “Increase Lender”) has agreed to provide an additional Commitment in connection with the Increase, a portion of which will be a new Commitment under the Increase and a portion of which will be effected by way of assignment from BOA and JPChase, as more fully described below;

WHEREAS, BOA and JPChase (the “Assigning Lenders”) have each agreed to assign $1,650,000 of its Commitment (each, an “Assigned Portion” and collectively, the “Assigned Portions”) to the Increase Lender (collectively, the “Assignments”);

WHEREAS, the Commitments and the Commitment Percentages of the Banks, after giving effect to the Increase and the Assignments, will be adjusted as reflected on Annex 1 attached hereto, such that, after giving effect to the Increase and the Assignments, the Total Commitment will be $1,000,000,000; and

WHEREAS, the Administrative Agent is willing to give effect to the Increase and the Assignments provided that the Borrower, the Administrative Agent, the Assigning Lenders, the Increase Lender and the New Lenders enter into this Agreement;

NOW THEREFORE, the parties hereto hereby agree as follows:

All capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement.

1. Funding of Commitment Increase. Pursuant to Section 2.10 of the Credit Agreement, the Increase Lender and the New Lenders hereby agree to fund the Increase (which such Increase is not required to be in an increment of $50,000,000) and the Increase Lender agrees to purchase the Assigned Portions, with each Bank having the resulting Commitment and Commitment Percentage set forth on Annex 1 attached hereto.

2. Amendment of Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to reflect the Banks’ adjusted Commitments and Commitment Percentages and the increase in the Total Commitment, as set forth on Annex 1 attached hereto. The Administrative Agent shall make such arrangements with the Banks as shall be necessary to provide that each Bank shall hold its Commitment Percentage of the outstanding Revolving Credit Loans after giving effect to this Agreement, with all Eurodollar Breakage Costs and other amounts payable under Section 5.8 of the Credit Agreement, if any, to be borne by the Borrower.

3. Affirmation and Acknowledgment. The Borrower hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation, the Loans, the Notes, the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks all Obligations under (and as defined in) and upon the terms and conditions set forth in the Credit Agreement.

4. Assignment Provisions. For an agreed consideration, each Assigning Lender hereby irrevocably sells and assigns to the Increase Lender, and the Increase Lender hereby irrevocably purchases and assumes from such Assigning Lender, its respective Assigned Portion, subject to and in accordance with the terms hereof and of the Credit Agreement, as of the Effective Date, including (i) all of such Assigning Lender’s rights and obligations as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Assigned Portion and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assigning Lender (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above, in each case to the extent relating to its Assigned Portion. Such sale and assignment is without recourse to such Assigning Lender and, except as expressly provided in this Agreement, without representation or warranty by such Assigning Lender.

5. Assigning Lender; Increase Lender and New Lender Provisions. (a) Solely with respect to its Assigned Portion, each Assigning Lender (i) represents and warrants that (A) it is the legal and beneficial owner of its respective Assigned Portion, (B) its respective Assigned Portion is free and clear of any lien, encumbrance or other adverse claim created by such Assigning Lender and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(b) Subject to the terms and conditions of this Agreement, the Increase Lender and each New Lender hereby agree to lend, without recourse to the Banks or the Administrative Agent, on and after the Effective Date, that portion of the Total Commitment, as the case may be, equal to the amount set forth on Annex 1 attached hereto opposite its name, in accordance with the terms and conditions set forth herein and in the Credit Agreement, and acknowledge, without limitation, that the Borrower may from time to time borrow, repay and reborrow such amounts from each such Bank as provided in the Credit Agreement. Each New Lender hereby agrees to be bound by, and shall be entitled to the benefits of and, to the extent of its Commitment, shall be bound by the obligations of, the terms and conditions of the Credit Agreement as if such New Lender had been one of the lending institutions originally executing the Credit Agreement as a “Bank”; provided that nothing herein shall be construed as making any of the New Lenders liable to the Borrower or the other Banks in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date.

(c) Each New Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Banks or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Banks as follows:

(a) The execution and delivery by the Borrower of this Agreement, and the performance by the Borrower of its obligations and agreements under this Agreement and the Credit Agreement, are within the authority of the Borrower, have been duly authorized by all necessary proceedings on behalf of the Borrower and do not and will not materially contravene any provision of law, statute, rule or regulation to which the Borrower is subject or the Borrower’s agreement of limited partnership or its certificate of limited partnership or of any agreement or other instrument binding upon the Borrower (except for any such failure to comply under any such agreement or other instrument as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower).

(b) This Agreement and the Credit Agreement constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Other than approvals or consents which have been obtained or those which would not have a material adverse effect on the Borrower, no approval or consent of any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Agreement; and no filing with any governmental agency or authority is required in connection with the execution, delivery or performance by the Borrower of this Agreement, other than filings which will be made with the SEC when and as required by law or deemed appropriate by the Borrower.

(d) The representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the Effective Date (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents and changes occurring in the ordinary course of business and (ii) to the extent that such representations and warranties relate expressly to an earlier date).

(e) No Default or Event of Default has occurred and is continuing (both before and after giving effect to the Increase).

6. Conditions Precedent. This Agreement shall be deemed to be effective as of the date first written above (the “Effective Date”), subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent, and the payment of certain fees and expenses noted below on or before such date:

(a) this Agreement executed by the Borrower, each Assigning Lender, each New Lender, the Increase Lender and the Administrative Agent;

(b) an Allonge amending each of the Revolving Credit Notes, duly executed, authorized and delivered by the Borrower in favor of the Increase Lender and each Assigning Lender;

(c) a Revolving Credit Note issued in favor of each New Lender in the original principal amount of such New Lender’s Commitment, duly executed, authorized and delivered by the Borrower;

(d) a certificate dated as of the date hereof signed by a Responsible Officer of the Borrower (i) certifying that the Increase is duly authorized by the Borrower and attaching the resolutions evidencing such authorization, and (ii) certifying that the Increase Conditions have been satisfied and setting forth the applicable conditions; and

(e) payment by the Borrower in immediately available funds of the fees agreed to in the fee letter entered into in connection with the Increase.

7. Payments to New Lenders. From and after the Effective Date, the Borrower shall make all payments in respect of any New Lender’s Commitment, including payments of principal, interest, fees and other amounts payable under the Credit Agreement, to the Administrative Agent for the account of such New Lender in accordance with the terms of the Credit Agreement.

8. Miscellaneous Provisions.

(a) This Agreement is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of an original executed counterpart of this Agreement.

(c) The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees).

IN WITNESS WHEREOF, the Borrower, the Assigning Lenders, the New Lenders, the Increase Lender and the Administrative Agent have duly executed this Agreement as of the date first above written.

BOSTON PROPERTIES LIMITED PARTNERSHIP

		By:	Boston Properties, Inc., its sole general partner

		By:	/s/ Michael E. LaBelle (SEAL)
		Name:	Michael E. LaBelle
		Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED:

BOSTON PROPERTIES, INC.

By:	/s/ Michael E. LaBelle (SEAL)
Name:	Michael E. LaBelle
Title:	Chief Financial Officer

Signature Page to July 2008 Commitment Increase Agreement and Assignment

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen M. Carry
Name:	Kathleen M. Carry
Title:	Vice President

Signature Page to July 2008 Commitment Increase Agreement and Assignment

BANK OF AMERICA, N.A., as an Assigning Lender

By:	/s/ James P. Johnson
Name:	James P. Johnson
Title:	Senior Vice President

Signature Page to July 2008 Commitment Increase Agreement and Assignment

JPMORGAN CHASE BANK, N.A., as an Assigning Lender

By:	/s/ Marc E. Constantino
Name:	Marc E. Constantino
Title:	Executive Director

Signature Page to July 2008 Commitment Increase Agreement and Assignment

UNION BANK OF CALIFORNIA, N.A., as Increase Lender

By:	/s/ Jack Kissane
Name:	Jack Kissane
Title:	Vice President

Signature Page to July 2008 Commitment Increase Agreement and Assignment

TD BANK, N.A., as a New Lender

By:	/s/ Brian S. Welch
Name:	Brian S. Welch
Title:	Vice President

Signature Page to July 2008 Commitment Increase Agreement and Assignment

THE BANK OF NOVA SCOTIA, as a New Lender

By:	/s/ George Sherman
Name:	George Sherman
Title:	Director

Signature Page to July 2008 Commitment Increase Agreement and Assignment